SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       March 13, 1999


                           KNIGHT TRANSPORTATION, INC.
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             (Exact name or registrant as specified in its charter)


           Arizona                                                86-0649974
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


5601 W. Buckeye Road, Phoenix, Arizona                                85043
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 (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Knight Acquisition Corporation ("KAC"), a wholly-owned subsidiary of Knight Transportation, Inc. ("Knight" or the "Company"), has purchased all of the assets and assumed selected liabilities of Action Delivery Service, Inc., and its affiliated company, Action Warehouse Services, Inc. (collectively "Action"). Action is a privately-held short to medium dry van carrier headquartered in Corsicana, Texas, serving customers throughout Texas and the south central United States with a fleet of 50 tractors and 130 trailers. The assets acquired from Action include primarily the tractors and trailers, various computer and shop equipment, leasehold improvements, accounts and transportation contracts.

     This acquisition was paid for entirely with Knight's common stock valued at $2,000,000. Knight issued 97,561 shares of its common stock to Action determined at a contract price of $20.50 per share.

     The terms of KAC's acquisition of all of Action's assets and assumption of certain liabilities are more fully described in the Asset Purchase Agreement and other related acquisition documents, copies of which are attached hereto as Exhibits 2.1 through 2.6. In addition, Knight's press release announcing the acquisition is attached hereto as Exhibit 99.

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
ITEM 7. EXHIBITS.

     Exhibit 2.1 Asset Purchase Agreement dated March 13, 1999, between KAC, Knight, Action Delivery Service, Inc., Action Warehouse Services, Inc., and Mr. and Mrs. Bobby R. Ellis*

     Exhibit 2.2 Bill of Sale dated March 13, 1999 between KAC, Action Delivery Service, Inc., and Action Warehouse Services, Inc.

     Exhibit 2.3 Assignment and Assumption of Leases, Contracts and Rights dated March 13, 1999 between KAC, Action Delivery Service, Inc., and Action Warehouse Services, Inc.

     Exhibit 2.4 Securities Purchase and Registration Agreement for Piggyback and Demand Registration Rights dated March 13, 1999 between Knight, Action Delivery Service, Inc., Action Warehouse Services, Inc., Bobby R. Ellis and Frances Ellis.

     Exhibit 2.5 Successor Employment Agreement dated March 13, 1999, between KAC, Action Delivery Service, Inc., and Action Warehouse Services, Inc.

     Exhibit 2.6 Consulting Agreement dated March 13, 1999 between KAC, Knight and Bobby R. Ellis.*

     Exhibit 99 Press Release Dated March 15, 1999 announcing Knight's Acquisition of all of the assets and assumption of selected liabilities of Action.

* All of the schedules and certain of the exhibits to the Asset Purchase Agreement and Consulting Agreement have been omitted. The Company hereby agrees to furnish supplementally to the Commission a copy of any schedule or exhibit omitted upon the Commissioner's request.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KNIGHT TRANSPORTATION, INC.


Dated:  March 25, 1999               /s/ Clark Jenkins
                                     ------------------------------------
                                     Clark Jenkins
                                     Executive Vice-President, Secretary,
                                     and Chief Financial Officer

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